Exhibit 32.2

Riverview Financial Corporation

CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), I, Scott A. Seasock, Chief Financial Officer of Riverview Financial Corporation (the “Company”), hereby certify that, to the best of my knowledge, the Company’s Form 10-Q for the quarter ended September 30, 2017 (the “Report”):

1.	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the quarter ended September 30, 2017.

Date: November 14, 2017	By:	/s/ Scott A. Seasock
Scott A. Seasock
Chief Financial Officer